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                                                                  EXHIBIT 23.1


                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated June 3, 1998 included in Scherer Healthcare, Inc.'s Form 10-K for the year ended March 31, 1998 and to all references to our Firm included in this registration statement.

                                                 /s/ Arthur Andersen LLP
                                                     -----------------------
                                                     Arthur Andersen LLP

Atlanta, Georgia
March 17, 1999